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                                                                    Exhibit 10.1




     We hereby consent to the use in the Form 10-KSB, of our report dated February 18, 1999 related to the financial statements of Cable Link, Inc and Subsidiary.



                                         Groner, Boyle & Quillin LLP


     March 27, 1999